[FIRST UNION LOGO OMITTED]
                         [LEHMAN BROTHERS LOGO OMITTED]
                          [BANK AMERICA LOGO OMITTED]

                                FU-LB-BA 1998-C2
                         Preliminary Timeline of Events
================================================================================
Date                          Event
================================================================================
Week of May 4th               Structural & Collateral Term Sheets available
--------------------------------------------------------------------------------
Week of May 11th              Red Herrings available
--------------------------------------------------------------------------------
Week of May 11th              Rating Agency and Underwriter Investor Calls
================================================================================
Early the week of May 18th    Pricing
--------------------------------------------------------------------------------
Thursday, May 28th            Settlement Date
================================================================================

                               Rating Agency Call
                                     E.S.T.

                      Investor Call         Replay until June 5th, 1998, 5PM EST
              ============================  ====================================
              Dial in Number   Passcode     Dial in Number   Passcode
              ============================  ====================================
Domestic
              ----------------------------  ------------------------------------
International
              ============================  ====================================

                               Rating Agency Call
                                     E.S.T.

                      Investor Call         Replay until June 5th, 1998, 5PM EST
              ============================  ====================================
              Dial in Number   Passcode     Dial in Number   Passcode
              ============================  ====================================
Domestic
              ----------------------------  ------------------------------------
International
              ============================  ====================================

                            Underwriter Investor Call
                                     E.S.T.

                      Investor Call         Replay until June 5th, 1998, 5PM EST
              ============================  ====================================
              Dial in Number   Passcode     Dial in Number   Passcode
              ============================  ====================================
Domestic
              ----------------------------  ------------------------------------
International
              ============================  ====================================

                                                                       Page 1/19
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH THE FINAL PROSPECTUS SUPPLEMENT AND THE
RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAID
AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                      Structural and Collateral Term Sheet

                 First Union - Lehman Brothers - Bank of America
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-C2

                                  $3.1 Billion
                                  (Approximate)
                              Offered Certificates

                               [GRAPHIC OMITTED]

                   % of Mortgage Pool by Cut-off Date Balance

LEHMAN BROTHERS                                      FIRST UNION CAPITAL MARKETS

                         BANCAMERICA ROBERTSON STEPHENS

                                                                       Page 2/19
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH THE FINAL PROSPECTUS SUPPLEMENT AND THE
RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAID
AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                 First Union - Lehman Brothers - Bank of America
          Commercial Mortgage Pass-Through Certificates, Series 1998-C2
                                (FULBBA 1998-C2)

================================================================================
                                                                     %
    -------------------------------------------------------
        Class A-1
    -------------------------------------
        Class A-2                             Class IO
    -------------------------------------
        Class B
    -------------------------------------
        Class C
    -------------------------------------
        Class D
    -------------------------------------
        Class E
    -------------------------------------
        Class F
    -------------------------------------
        Class G
    -------------------------------------
        Class H
    -------------------------------------
        Class J
    -------------------------------------
        Class K
    -------------------------------------
        Class L
    -------------------------------------
        Class M
    -------------------------------------
        Class N
    -------------------------------------------------------
================================================================================

=================================================================================================================
          Original                                                 Avg          Principal        Legal
Class     Face          Rating(1)      Description    Coupon       Life(2)      Window(2)        Status
-----------------------------------------------------------------------------------------------------------------
A-1                     AAA                                                                      Public
-----------------------------------------------------------------------------------------------------------------
A-2                     AAA                                                                      Public
-----------------------------------------------------------------------------------------------------------------
IO        (3)           AAA            WAC IO                      (4)                           Public
-----------------------------------------------------------------------------------------------------------------
B                       AA                                                                       Public
-----------------------------------------------------------------------------------------------------------------
C                       A                                                                        Public
-----------------------------------------------------------------------------------------------------------------
D                       BBB                                                                      Public
-----------------------------------------------------------------------------------------------------------------
E                       BBB-                                                                     Public
-----------------------------------------------------------------------------------------------------------------
F                       Not Offered                                                              Private, 144A
-----------------------------------------------------------------------------------------------------------------
G                       Not Offered                                                              Private, 144A
-----------------------------------------------------------------------------------------------------------------
H                       Not Offered                                                              Private, 144A
-----------------------------------------------------------------------------------------------------------------
J                       Not Offered                                                              Private, 144A
-----------------------------------------------------------------------------------------------------------------
K                       Not Offered                                                              Private, 144A
-----------------------------------------------------------------------------------------------------------------
L                       Not Offered                                                              Private, 144A
-----------------------------------------------------------------------------------------------------------------
M                       Not Offered                                                              Private, 144A
-----------------------------------------------------------------------------------------------------------------
N                       Not Offered                                                              Private, 144A
=================================================================================================================
Total
=================================================================================================================

(2)   Anticipated rating.
(2) Assuming among other things, 0% CPR, no losses and that ARD loans pay off on their Anticipated Repayment Date. Expressed in years.
(3)   Represents notional amount on Class IO.
(4)   Represents average life of related principal notional amounts on Class IO.

                                                                       Page 3/19
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH THE FINAL PROSPECTUS SUPPLEMENT AND THE
RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAID
AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Certain Offering Points

o Newly Originated Collateral. The collateral consists of 676 Mortgage Loans with a principal balance (as of May 1, 1998) of approximately $3.474 billion. The Mortgage Loans were originated by an affiliate of Lehman Brothers, or its approved conduit originators (50%, by balance), First Union, or its approved conduit originators (40%, by balance), or Bank of America (10%, by balance).

o Call Protection. 100% of the Mortgage Loans contain call protection provisions. 99.1% of the Mortgage Loans provide for initial lockout period followed by i) defeasance; or ii) yield maintenance; or/and iii) percentage penalty. The weighted average lockout and defeasance period for all loans is 9.9 years. The Mortgage Loans are generally prepayable without penalty between zero to six months from Mortgage Loan maturity or Anticipated Repayment Date ("ARD").

================================================================================
Type of Call Protection                           # of Loans       % of Balance
--------------------------------------------------------------------------------
Lockout and/or Defeasance                             494              72.5
--------------------------------------------------------------------------------
Lockout and/or Yield Maintenance*                     173              25.4
--------------------------------------------------------------------------------
Lockout and/or Declining Penalties                      9               2.1
================================================================================

*   24 loans(5.9%) also have declining penalties after yield maintenance.

o     Weighted average lock-out and treasury defeasance of 9.9 years.

o     No loan delinquent 30 days or more as of the Cut-off Date.

o     $5.1 million average loan balance as of the Cut-off Date.

o 1.41x Weighted Average Debt Service Coverage Ratio ("DSCR") as of the Cut-off Date.

o     71.6% Weighted Average Loan to Value ("LTV") as of the Cut-off Date.

o Property Type Diversification. 31.1% Multifamily, 27.2% Retail (72.5% Anchored and 27.5% Unanchored), 20.4% Office, 7.3% Credit Tenant Lease ("CTL"), 6.7% Hotel, 3.8% Industrial/Warehouse, 1.9% Health Care and 1.7% Other.

o Geographic Diversification. California (11.8%), Texas (10.3%), New York (9.1%), Illinois (7.8%), Florida (7.1%), Georgia (6.2%), Maryland (5.9%);
      all other states less than 5% each.

o Monthly Investor Reporting. Updated collateral summary information will be part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy information to the extent delivered by borrowers, will be available to Certificateholders.

o     Cash Flows will be Modeled on BLOOMBERG.

      (Except as otherwise indicated, percentages (%) represent the principal amount of loan or loans compared to aggregate pool balance, as of the Cut-off Date (the "Initial Pool Balance."))

                                                                       Page 4/19
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH THE FINAL PROSPECTUS SUPPLEMENT AND THE
RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAID
AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                       Priority and Timing of Cash Flows *

      o Assuming 0% CPR, no losses. Otherwise based on Table Assumptions.

Rating Agencies:             To be determined.

Trustee:                     Norwest Bank Minnesota, National Association.

Master Servicer:             First Union National Bank.

Special Servicer:            CRIIMI MAE Services Limited Partnership.

Closing Date:                On or about May 28, 1998.

Cut-off Date:                May 1, 1998.

ERISA: Classes A-1, A-2 and IO are expected to be eligible for Lehman's individual prohibited transaction exemption with respect to ERISA.

SMMEA: Classes A-1, A-2, B and IO are "mortgage related securities" for purposes of SMMEA.

Payment: Pays on 18th of each month or, if such date is not a business day, then the following business day, commencing June 18, 1998.

The Class IO:                The Class IO is comprised of fourteen components,
                             one relating to each class of Sequential Pay
                             Certificates.

Optional Call:               1% Clean-up Call.

                                                                       Page 5/19
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH THE FINAL PROSPECTUS SUPPLEMENT AND THE
RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAID
AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

MORTGAGE LOANS:              The collateral consists of an approximately $3.474
                             billion pool of 676 fixed rate mortgage loans secured by first liens on commercial and multifamily properties in 43 different states and the District of Columbia. The mortgage loans were originated by an affiliate of Lehman Brothers, or its approved conduit originators, First Union, or its approved conduit originators, or Bank of America. As of the Cut-off Date, the Mortgage Loans have a weighted average coupon ("WAC") of 7.257%
                             and a weighted average maturity ("WAM") of 152 months (based upon the anticipated repayment date of ARD loans). See the Collateral Summary tables at the end of this memo for more Mortgage Loan details.

CREDIT ENHANCEMENT:          Credit enhancement for each class of Certificates
                             will be provided by the classes of Certificates which are subordinate in priority with respect to payments of interest and principal.

DISTRIBUTIONS:               Principal and interest payments will generally be
                             made to Certificateholders in the following order:

                             1) Interest to the Senior Classes: Class A-1, Class
                                A-2 and Class IO, pro rata,

                             2) Principal to Class A-1 until such Class is
                                retired,*

                             3) Principal to Class A-2 until such Class is
                                retired,*

                             4) Interest to Class B, then Principal to Class B
                                until such Class is retired,

                             5) Interest to Class C, then Principal to Class C
                                until such Class is retired,

                             6) Interest to Class D, then Principal to Class D
                                until such Class is retired,

                             7) Interest to Class E, then Principal to Class E
                                until such Class is retired,

                             8) Interest and Principal to the Private Classes,
                                sequentially.

                             *  Pro rata if Classes B through N are retired.

REALIZED LOSSES:             Realized Losses from any Mortgage Loan will be
                             allocated in reverse sequential order (i.e. Classes
                             N, M, L, K, J, H, G, F, E, D, C and B, in that order, and then pro-rata to Classes A-1 and A-2).

APPRAISAL REDUCTIONS:        With respect to certain specially serviced Mortgage
                             Loans as to which an appraisal is required
                             (including any Mortgage Loan that becomes 60 days delinquent), an Appraisal Reduction Amount may be created, in the amount, if any, by which the Stated
                             Principal Balance of such Mortgage Loan, together with unadvanced interest, unreimbursed P&I advances and certain other items, exceeds 90% of the appraised value of the related Mortgaged Property.
                             The Appraisal Reduction Amount will reduce proportionately the amount of any P&I Advance for such loan, which reduction may result in a shortfall of interest to the most subordinate class of Principal Balance Certificates outstanding. The
                             Appraisal Reduction Amount will be reduced to zero as of the date the related Mortgage Loan has been brought current for three months, paid in full, repurchased or otherwise liquidated, and any shortfalls borne by the subordinate classes may be made up.

MINIMUM DENOMINATIONS:
                           Minimum        Increments
Classes                    Denomination   Thereafter                Delivery
------------------------------------------------------------------------------
A-1, A-2, B, C, D, and E   $10,000        $1                        DTC
------------------------------------------------------------------------------
IO                         $100,000       $1                        DTC

                                                                       Page 6/19
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH THE FINAL PROSPECTUS SUPPLEMENT AND THE
RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAID
AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

PREPAYMENT PREMIUMS

====================================================================================================================================
   Prepayment        5/98      5/99       5/00      5/01       5/02       5/03      5/04       5/05      5/06       5/07       5/08
     Premium
====================================================================================================================================
    Lock-out        99.1%      98.5%     90.2%      68.6%     23.1%      15.3%      12.5%     10.0%       3.7%       3.5%       1.5%
------------------------------------------------------------------------------------------------------------------------------------
   Defeasance        0.2%       0.2%      6.0%      24.5%     57.3%      62.6%      64.0%     65.9%      69.9%      68.9%      70.6%
------------------------------------------------------------------------------------------------------------------------------------
       YM            0.3%       0.9%      3.4%       6.2%     18.6%      18.0%      19.4%     20.0%      21.3%      20.5%      18.5%
------------------------------------------------------------------------------------------------------------------------------------
    Sub Total       99.6%      99.6%     99.6%      99.3%     99.0%      95.9%     95.90%     95.9%      94.9%      92.9%      90.6%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       5%                                                      0.2%       1.9%      0.1%
------------------------------------------------------------------------------------------------------------------------------------
       4%                                            0.3%      0.3%       0.4%       1.8%      0.1%      0.3%
------------------------------------------------------------------------------------------------------------------------------------
       3%            0.4%       0.4%      0.4%                            0.8%       1.0%      1.9%                  0.4%       0.8%
------------------------------------------------------------------------------------------------------------------------------------
       2%                                            0.4%      0.5%       0.5%       0.2%      1.1%       2.5%                  0.6%
------------------------------------------------------------------------------------------------------------------------------------
       1%                                                                 0.4%       0.9%      1.1%       1.4%       1.9%       6.5%
------------------------------------------------------------------------------------------------------------------------------------
      Open                                                     0.1%                  0.1%                 0.8%       4.9%       1.5%
====================================================================================================================================
      Total        100.0%     100.0%    100.0%     100.0%    100.0%     100.0%     100.0%    100.0%     100.0%     100.0%     100.0%
====================================================================================================================================

* % represents % of then outstanding balance as of the date shown utilizing cut-off date balances.

OPEN PREPAYMENT PERIOD AT END OF LOAN:

==================================================
   Open Period        #          % of Balance
     at End         Loans
==================================================
      None           101             16.5
--------------------------------------------------
  2 to 3 months      364             49.8
--------------------------------------------------
  4 to 6 months      167             26.7
--------------------------------------------------
    12 months         16             3.9
--------------------------------------------------
   12+ months         28             3.0
==================================================

* Weighted average open period at end of loan is 5 months.

ALLOCATION OF PREPAYMENT PREMIUMS:

All Prepayment Premiums are distributed to Certificateholders on the Distribution Date following the one-month collection period in which the prepayment occurred. All Prepayment Premiums will be allocated to the Classes A through G, in each case, up to the product of (i) the Prepayment Premium, (ii) the "Discount Rate Fraction" and (iii) the percentage of the total principal distribution to Certificateholders to which such Class is entitled. Any excess amounts will be distributed to Class IO. The Discount Rate Fraction for Classes A through G is defined as:

(Coupon on Class - Reinvestment Yield) / (Coupon on Mortgage Loan - Reinvestment Yield)

                                                                       Page 7/19
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH THE FINAL PROSPECTUS SUPPLEMENT AND THE
RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAID
AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

PREPAYMENT PREMIUM ALLOCATION EXAMPLE:

The Yield Maintenance prepayment premium will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the Mortgage Loan, discounted at the yield of a Treasury security of similar maturity in most cases (converted from semi-annual to monthly pay). The following example reflects that method.

General Yield Maintenance Example:

Assuming the structure presented on pages 3 and 4 of this memo and the following assumptions:

Mortgage Loan Characteristics of loan being prepaid*:

               Balance                                 $10,000,000
               Coupon                                  8.0%
               Maturity                                10 yrs (April 1, 2008)
Treasury Rate (monthly)                                5.75%
Certificate Characteristics
               Class A-1 Coupon                        7.00%

Discount Rate Fraction Example:

================================================================================
                                                Class A-1          Class IO
                                               Certificates      Certificates
================================================================================
Discount Rate Fraction Calculation           (7.00% - 5.75%)/
(Class A-1 Coupon - Reinvestment Yield) /    (8.00% - 5.75%)=   (100% - 55.56%)=
(Gross Mortgage Rate - Reinvestment Yield) =  1.25% / 2.25%=
% of Premium allocated to Classes
  (Discount Rate Fraction)                        55.56%            44.44%
================================================================================

CREDIT TENANT LEASE LOANS:

Credit Tenant Lease Loans are secured by mortgages on properties which are leased (each a "Credit Tenant Lease"), to a tenant which possesses (or whose parent or other affiliate which guarantees the lease obligation possesses) the rating indicated in the following table. Scheduled monthly rent payments under the Credit Tenant Leases are generally sufficient to pay in full and on a timely basis all interest and principal scheduled to be paid with respect to the related Credit Tenant Lease Loans.

The Credit Lease Loans generally provide that the Tenant is responsible for all costs and expenses incurred in connection with the maintenance and operation of the related Credit Tenant Lease property and that, in the event of a casualty or condemnation of a material portion of the related Mortgaged Property:

(i)   the Tenant is obligated to continue making payments;

(ii) the Tenant must make an offer to purchase the applicable property subject to the Credit Tenant Lease for an amount not less than the unpaid principal balance plus accrued interest on the related Credit Tenant Lease Loan; or

(iii) the Trustee on behalf of the Certificateholders will have the benefit of certain non-cancelable credit lease enhancement policies obtained to cover certain casualty and/or condemnation risks.

Approximately 7.3% of the Mortgage Loans are Credit Tenant Lease Loans.

                                                                       Page 8/19
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH THE FINAL PROSPECTUS SUPPLEMENT AND THE
RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAID
AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

=======================================================================================================================
                                   #         Cut-off Date      Property                 Lease              Credit
      Tenant / Guarantor          Loans       Balance ($)         Type                 Type (1)            Rating
-----------------------------------------------------------------------------------------------------------------------
Brinker International                5        62,536,008     Restaurant                     B                 (4)
-----------------------------------------------------------------------------------------------------------------------
Walgreen Company                    12        31,221,461     Drug Store                    NN               Aa3/A+
-----------------------------------------------------------------------------------------------------------------------
Eckerd Corporation                   4         6,814,400     Retail                        NNN              A2/A(2)
-----------------------------------------------------------------------------------------------------------------------
Eckerd Corporation                  10        17,935,600     Retail                        NN               A2/A(2)
-----------------------------------------------------------------------------------------------------------------------
Q Club                               4        20,858,360     Health Club                    B                 (4)
-----------------------------------------------------------------------------------------------------------------------
Rite Aid Corp.                       8        15,363,721     Drug Store                    NN              Baa1/BBB+
-----------------------------------------------------------------------------------------------------------------------
J. Sainsbury PLC                     1        13,760,326     Grocery                       NN               Aa3/A+
-----------------------------------------------------------------------------------------------------------------------
CVS Corporation                      8        13,255,513     Drug Store                    NN                A3/A-
-----------------------------------------------------------------------------------------------------------------------
Revco D.S. Inc.                      7        12,065,289     Drug Store                    NN               Baa1/A-
-----------------------------------------------------------------------------------------------------------------------
K-Mart                               1        11,283,801     Retail                        NNN              Ba3/B+
-----------------------------------------------------------------------------------------------------------------------
Kroger Company                       2        10,761,648     Grocery                       NNN             Baa3/BBB-
-----------------------------------------------------------------------------------------------------------------------
Winn-Dixie Stores, Inc.              3        10,550,292     Grocery                       NN              P1/A1(3)
-----------------------------------------------------------------------------------------------------------------------
A & P                                1         6,163,227     Grocery                       NNN             Baa3/BBB-
-----------------------------------------------------------------------------------------------------------------------
IHOP Corp                            3         4,084,310     Restaurant                    NNN                (4)
-----------------------------------------------------------------------------------------------------------------------
Staples                              1         3,361,991     Office Supplies               NN              Baa3/BB+
-----------------------------------------------------------------------------------------------------------------------
Pep Boys                             1         3,124,249     Auto Parts                    NNN             Baa2/BBB+
-----------------------------------------------------------------------------------------------------------------------
Safeway                              1         3,022,231     Grocery                       NN              Baa2/BBB
-----------------------------------------------------------------------------------------------------------------------
Office Depot                         1         2,194,462     Office Supplies               NNN            Baa2/BB+(5)
-----------------------------------------------------------------------------------------------------------------------
State Farm                           1         1,666,979     Operations Center             NN             Aaa/AAA(6)
-----------------------------------------------------------------------------------------------------------------------
Sears Roebuck & Co.                  1           918,191     Retail                        NNN               A2/A-
-----------------------------------------------------------------------------------------------------------------------
Ashtead Group PLC                    1           890,911     Equipment Rental              NN                 (4)
-----------------------------------------------------------------------------------------------------------------------
United States Postal Service         1           828,686     Post Office                   NN                 (4)
-----------------------------------------------------------------------------------------------------------------------
Total CTLs:                         77      $252,661,659              -                     -            BBB (approx.)
=======================================================================================================================

Unless otherwise indicated, such ratings were the highest rating assigned to the applicable tenant or guarantor, as applicable, by Moody's and Standard & Poor's, respectively. See "Description of the Mortgage Pool--Credit Lease Loans" in the Prospectus Supplement.

(1) "NNN" means triple net lease; "NN" means double net lease; "B" means bond-type lease.

(2) Based upon the rating of Eckerd's parent, J.C. Penney Corporation, although it has made no explicit guaranty of Eckerd's obligations.

(3)   Commercial Paper Rating.

(4)   Private rating; disclosure not available.

(5)   Unsecured bank facility rating.

(6)   Claims paying ability rating.

                                                                       Page 9/19
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH THE FINAL PROSPECTUS SUPPLEMENT AND THE
RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAID
AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Large Loans:                 There are 6 loans over $60mm in balance totaling
                             $623.5mm. The following table provides a summary of the 6 largest loans (the "Large Loans").

Mortgage Loan Summary:

================================================================================================================================
                                                                 Maturity
 Mortgage    Property       # of       Cut-off Date               Date/               Amort
   Loan        Type      Properties      Balance       Coupon      ARD                Term                DSCR         LTV
================================================================================================================================
IBM Somers    Office          1        $178,378,814     6.83%    10/1/2013          188 mos.              1.32x       63.7%
--------------------------------------------------------------------------------------------------------------------------------
IBM           Office          1        $154,000,000     7.04%    4/10/2011   IO 36 mos then 190 mos.      1.50x       76.2%
Broadmoor
--------------------------------------------------------------------------------------------------------------------------------
Fox           Retail          1        $ 85,527,649     6.75%    11/10/2006       Interest Only           1.91x       61.5%
Valley
Mall
--------------------------------------------------------------------------------------------------------------------------------
Hawthorn      Retail          1        $ 77,863,877     6.75%    11/10/2008       Interest Only           2.00x       58.8%
Center
--------------------------------------------------------------------------------------------------------------------------------
First         Office          1        $ 64,000,000     6.75%    5/1/2013    IO 60 mos. then 360 mos.     1.40x(1)    61.0%
Union
Plaza
--------------------------------------------------------------------------------------------------------------------------------
Oakwood     Multifamily       1        $ 63,766,163     7.36%    12/1/2027           360 mos.             1.30x       79.7%
Village
================================================================================================================================
 Total /         -            6        $623,536,504     6.907%        -                   -               1.54x       67.2%
Weighted
Average
================================================================================================================================

(1) DSCR shown is based upon the required debt service payments during the loan's amortization period. DSCR based upon required debt service payments during the loan's interest only period is 1.61x.

IBM Somers:

================================================================================
Cut-Off Date Balance:           $178,378,814
--------------------------------------------------------------------------------
Coupon/Term:                    6.83% /  16 year self amortizing
--------------------------------------------------------------------------------
Sponsor:                        IBM (50%), Shorenstein Company (25%), Fremont
                                Investors (25%)
--------------------------------------------------------------------------------
Lease:                          100% triple-net leased to IBM (A+/A1) through
                                October 31, 2013
--------------------------------------------------------------------------------
Property:                       Class A office complex designed by I.M. Pei and
                                built in 1987. The property includes four
                                four-story office buildings and one four-story
                                corporate services building located on a
                                747-acre property.
--------------------------------------------------------------------------------
Size:                           1,078,060 net rentable square feet
--------------------------------------------------------------------------------
Location:                       Somers (Westchester County), New York
--------------------------------------------------------------------------------
Appraised Value:                $280,000,000  (as of December 1, 1997)
--------------------------------------------------------------------------------
LTV:                            63.7%
--------------------------------------------------------------------------------
DSCR:                           1.32x
--------------------------------------------------------------------------------
Lockbox:                        All base rent will be deposited directly into a
                                lockbox account
--------------------------------------------------------------------------------
Reserves:                       NA
================================================================================

                                                                      Page 10/19
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH THE FINAL PROSPECTUS SUPPLEMENT AND THE
RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAID
AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

IBM Broadmoor:

================================================================================
Cut-Off Date Balance:    $154,000,000
--------------------------------------------------------------------------------
Coupon/Term:             7.04% / 13 years; 3 years interest-only then
                         amortization on a 190 month amortization schedule.
--------------------------------------------------------------------------------
Sponsor:                 IBM (50%), Prentiss Properties (50%)
--------------------------------------------------------------------------------
Lease:                   100% triple-net leased to IBM (A+/A1) through March
                         2006 and 70% triple-net leased through 2011.
--------------------------------------------------------------------------------
Property:                Leasehold interest in Class A office complex built in
                         1991. The Property includes seven buildings: one
                         single-story, three six-story, and three eight-story.
                         The fee simple interest is owned 100% by IBM.
--------------------------------------------------------------------------------
Size:                    1,112,236 net rentable square feet
--------------------------------------------------------------------------------
Location:                Austin, Texas
--------------------------------------------------------------------------------
Appraised Value:         $202,000,000 (as of February 1, 1998)
--------------------------------------------------------------------------------
LTV:                     76.2%
--------------------------------------------------------------------------------
DSCR:                    1.50x
--------------------------------------------------------------------------------
Lockbox:                 All base rents will be deposited directly into a
                         lockbox account.
--------------------------------------------------------------------------------
Reserves:                If the occupancy of IBM falls below 100%, the Borrower
                         must establish reserves for capital expenditures,
                         leasing commissions, and tenant improvements in the
                         amount of $20 multiplied by the number of square feet
                         not occupied by IBM. The reserves must always equal $20
                         multiplied by the number of square feet not occupied by
                         IBM.
================================================================================

Fox Valley Mall:

================================================================================
Cut-Off Date Balance:    $85,527,649
--------------------------------------------------------------------------------
Coupon/Term:             6.75% / 9 year interest-only
--------------------------------------------------------------------------------
Sponsor:                 Urban Shopping Centers, Inc.
--------------------------------------------------------------------------------
Anchors:                 Marshall Field, Sears, Carson Pirie Scott and JC Penney
--------------------------------------------------------------------------------
Size:                    Two level, 1.4 million square foot regional mall with
                         566,001 square foot of In-Line Mall Space as well as
                         two pads leased to a health club and theatre with 1997
                         mall store sales of $277 per square foot.
--------------------------------------------------------------------------------
Location:                Aurora (outside Chicago), Illinois
--------------------------------------------------------------------------------
Value:                   $138,994,118 assuming a 8.5% cap rate on underwritten
                         NOI
--------------------------------------------------------------------------------
LTV:                     61.5%
--------------------------------------------------------------------------------
DSCR:                    1.91x
--------------------------------------------------------------------------------
Lockbox:                 Springing lockbox if the DSCR falls below 1.25x DSCR
                         and other standard criteria related to the ARD and the
                         refinancing of the loan.
--------------------------------------------------------------------------------
Reserves:                None. Borrower has covenanted that it will spend a
                         minimum of $7.0 million prior to April 1, 1999 on the
                         continued repositioning of the mall.
================================================================================

                                                                      Page 11/19
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH THE FINAL PROSPECTUS SUPPLEMENT AND THE
RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAID
AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Hawthorn Center:

================================================================================
Cut-Off Date Balance:    $77,863,877
--------------------------------------------------------------------------------
Coupon/Term:             6.75% / 11 year interest-only
--------------------------------------------------------------------------------
Sponsor:                 Urban Shopping Centers, Inc.
--------------------------------------------------------------------------------
Anchors:                 Marshall Field, Sears, Carson Pirie Scott and JC Penney
--------------------------------------------------------------------------------
Size:                    Two level, 1.2 million square foot regional mall with
                         499,282 square feet of In-Line Mall Space as well as
                         one pad leased to a health club with 1997 mall store
                         sales of $295 per square foot.
--------------------------------------------------------------------------------
Location:                Vernon Hills (outside Chicago), Illinois
--------------------------------------------------------------------------------
Value:                   $132,421,624 assuming a 8.5% cap rate on underwritten
                         NOI
--------------------------------------------------------------------------------
LTV:                     58.8%
--------------------------------------------------------------------------------
DSCR:                    2.00x
--------------------------------------------------------------------------------
Lockbox:                 Springing lockbox if the DSCR falls below 1.25x DSCR
                         and other standard criteria related to the ARD and the
                         refinancing of the loan.
--------------------------------------------------------------------------------
Reserves:                None
================================================================================

First Union Plaza:

================================================================================
Cut-Off Date Balance:    $64,000,000
--------------------------------------------------------------------------------
Coupon/Term:             6.75% / 15 year; 5 years interest-only then 10 years on
                         a 30 year amortization schedule
--------------------------------------------------------------------------------
Sponsor:                 Childress Klein (25%) and BBV Real Estate Services,
                         Inc. (75%)
--------------------------------------------------------------------------------
Largest Tenants:         First Union National Bank 19%; Sutherland, Asbill &
                         Brennan 17%.
--------------------------------------------------------------------------------
Property:                28 story Class A office building built in 1987.
--------------------------------------------------------------------------------
Size:                    615,726 square feet
--------------------------------------------------------------------------------
Location:                Atlanta, Georgia
--------------------------------------------------------------------------------
Appraised Value:         $105,000,000 (as of March 28, 1998)
--------------------------------------------------------------------------------
LTV:                     61.0%
--------------------------------------------------------------------------------
DSCR:                    1.40x (1.61x based on required payments during the
                         interest only period)
--------------------------------------------------------------------------------
Reserves:                A $2 million TI/LC reserve was funded at closing for a
                         possible one time lease rollover in year 2000.
================================================================================

                                                                      Page 12/19
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH THE FINAL PROSPECTUS SUPPLEMENT AND THE
RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAID
AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Oakwood Village:

================================================================================
Cut-Off Date Balance:    $63,766,163
--------------------------------------------------------------------------------
Coupon/Term:             7.36% / 30 year
--------------------------------------------------------------------------------
Sponsor:                 The Kushner Companies
--------------------------------------------------------------------------------
Occupancy:               98%
--------------------------------------------------------------------------------
Property:                Apartment complex built in phases between 1973 and
                         1985. The improvements consist of 107 2-story brick
                         residential buildings plus ancillary buildings on 174.4
                         acre site.
--------------------------------------------------------------------------------
Size:                    1,224 units
--------------------------------------------------------------------------------
Location:                Mount Olive, NJ (approximately 30 miles NW of New York
                         City)
--------------------------------------------------------------------------------
Appraised Value:         $80,000,000 (as of October 6, 1997)
--------------------------------------------------------------------------------
LTV:                     79.7%
--------------------------------------------------------------------------------
DSCR:                    1.30x
--------------------------------------------------------------------------------
Lockbox:                 None
--------------------------------------------------------------------------------
Reserves:                Replacement reserves in the amount of $20,400 ($200 per
                         unit per year) will be escrowed monthly for property
                         upkeep.
================================================================================

AFFILIATED BORROWER CONCENTRATIONS:

--------------------------------------------------------------------------------
Sponsor Name                        Number of Loans       % by Cut-off Balance
--------------------------------------------------------------------------------
IBM/Shorenstein Company/
 Fremont Investors                         1                      5.1
--------------------------------------------------------------------------------
Urban Shopping Centers, Inc.               2                      4.7
--------------------------------------------------------------------------------
IBM/Prentiss Properties                    1                      4.4
--------------------------------------------------------------------------------
The Kushner Companies                      6                      2.5
--------------------------------------------------------------------------------
Oxford Realty Services                     7                      2.1
--------------------------------------------------------------------------------

* No other borrower concentration equals or exceeds 2.0%.

UNDERWRITING:

The below table relates only to "conduit" loans and excludes all CTL loans as well as the Large Loans.

================================================================================
                               % of Pool
                            w/Funded Escrow  Current Balance     Annual Deposit
--------------------------------------------------------------------------------
Replacement Reserves             91.6%           $3.8 mm            $16.2 mm
--------------------------------------------------------------------------------
Taxes                            94.1%             NA               $40.8 mm
--------------------------------------------------------------------------------
Insurance                        84.6%             NA               $7.2 mm
--------------------------------------------------------------------------------
TI & LC (Retail)                 66.2%           $6.3 mm            $3.8 mm*
--------------------------------------------------------------------------------
TI & LC (Office)                 87.2%           $5.3 mm            $2.7 mm*
--------------------------------------------------------------------------------
TI & LC (Industrial/W'hse)       48.9%           $0.6 mm            $0.5 mm*
--------------------------------------------------------------------------------

* In addition, ten loans reserve periodically for lease specific events.

The below table table relates to all Mortgage Loans.
--------------------------------------------------------------------------------
Non-Consolidation        Delivered for substantially for all loans with
                         principal balances Opinions greater than $15 million
                         and the majority of Credit Tenant Lease Loans.
--------------------------------------------------------------------------------
Lockboxes                17.2% of all loans, by balance, have hard lockboxes
                         29.4% of all loans, by balance, have springing
                         lockboxes
================================================================================

                                                                      Page 13/19
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH THE FINAL PROSPECTUS SUPPLEMENT AND THE
RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAID
AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

ANTICIPATED REPAYMENT DATE LOANS:

Mortgage Loans representing 24.5% of the Initial Pool Balance provide that if the unamortized principal amount thereof is not repaid on a date (the "Anticipated Repayment Date") set forth in the related Mortgage Note, the Mortgage Loan will accrue additional interest at the rate set forth therein and the borrower will be required to apply excess monthly cash flow generated by the Mortgaged Property (as determined in the related Mortgage) to the repayment of principal outstanding on the Mortgage Loan. With respect to such Mortgage Loans, no Prepayment Premiums or Yield Maintenance Charges will be due in connection with any principal prepayment after the Anticipated Repayment Date. For purposes of analysis, such loans are assumed to pay off at the ARD.

DETAILED MONTHLY INVESTOR REPORTING:

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

      Name of Report                              Description (information provided)
-----------------------------------------------------------------------------------------------------------------
1     Remittance Report                           principal and interest distributions, principal balances
-----------------------------------------------------------------------------------------------------------------
2     Mortgage Loan Status Report                 portfolio stratifications
-----------------------------------------------------------------------------------------------------------------
3     Comparative Financial Status Report         revenue, NOI, DSCR to the extent available
-----------------------------------------------------------------------------------------------------------------
4     Delinquent Loan Status Report               listing of delinquent mortgage loans
-----------------------------------------------------------------------------------------------------------------
5     Historical Loan Modification Report         information on modified mortgage loans
-----------------------------------------------------------------------------------------------------------------
6     Historical Loss Estimate Report             liquidation proceeds, expenses, and realized losses
-----------------------------------------------------------------------------------------------------------------
7     REO Status Report                           NOI and value of REO
-----------------------------------------------------------------------------------------------------------------
8     Watch List                                  listing of loans in jeopardy of becoming Specially Serviced
-----------------------------------------------------------------------------------------------------------------
9     Loan Payoff Notification Report             listing of loans that have given notice of intent to payoff

ADVANCING:              The Master Servicer will be obligated to make advances
                        of scheduled principal and interest payments (excluding balloon payments and subject to reduction for Appraisal
                        Reduction Amounts) and certain servicing expenses
                        ("Advances"), to the extent that such Advances are deemed to be recoverable out of the related loan. If the Master Servicer fails to make a required Advance, the Trustee will be obligated to make such advances.

CONTROLLING CLASS       A Controlling Class Representative will be appointed by
REPRESENTATIVE:         a majority of Certificateholders of the Controlling
                        Class, which will generally be the most subordinate class with a Certificate Balance outstanding that is at least 25% of the initial Certificate Balance of such Class. The Controlling Class Representative will, subject to certain limitations, be entitled to direct the Special Servicer on how to resolve delinquent or defaulted loans.

                                                                      Page 14/19
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH THE FINAL PROSPECTUS SUPPLEMENT AND THE
RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAID
AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

SPECIAL SERVICER        The Pooling and Servicing Agreement will generally
FLEXIBILITY:            permit the Special Servicer to modify, waive or amend
                        any term of any Mortgage Loan if (a) it determines, in accordance with the servicing standard, that it is appropriate to do so and (b) among other things, such modification, waiver or amendment will not, subject to certain exceptions:

                        (i) affect the amount or timing of any scheduled payments of principal, interest or other amount (including Prepayment Premiums and Yield Maintenance Charges) payable under the Mortgage Loan;

                        (ii) affect the obligation of the related borrower to pay a Prepayment Premium or Yield Maintenance Charge or permit a principal prepayment during the applicable Lockout Period;

                        (iii) except as expressly provided by the related
                              Mortgage or in connection with a material adverse environmental condition at the related Mortgaged Property, result in a release of the lien of the related Mortgage on any material portion of such Mortgaged Property without a corresponding principal prepayment, or;

                        (iv) in the judgment of the Special Servicer, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon.

SPECIAL SERVICER:       CRIIMI MAE Services Limited Partnership ("CRIIMI"), a
                        Maryland limited partnership, the general partner of which is CRIIMI MAE Management, Inc.

                        As of December 31, 1997, CRIIMI had a total commercial and multifamily mortgage loan servicing portfolio (including loans serviced for its own account and for others) of approximately $16.3 billion.

MASTER SERVICER:        First Union. As of December 31, 1997, First Union had a
                        total commercial and multifamily mortgage loan servicing portfolio (including loans serviced for its own account and for others) of approximately $16.5 billion.

                                                                      Page 15/19
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH THE FINAL PROSPECTUS SUPPLEMENT AND THE
RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAID
AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

FULBBA 98-C2 Collateral Overview (as of the cut-off date - May 1, 1998):

                         GENERAL CHARACTERISTICS
             ===============================================
                    Characteristics
             -----------------------------------------------
                 Initial Pool Balance         $3,473,740,022
             -----------------------------------------------
                      # of Loans                   676
             -----------------------------------------------
                       Gross WAC                  7.257%
             -----------------------------------------------
                     Original WAM               155 months
             -----------------------------------------------
                     Remaining WAM              152 months
             -----------------------------------------------
                   Avg. Loan Balance            $5,138,669
             -----------------------------------------------
                       WA DSCR*                   1.41x
             -----------------------------------------------
              WA Cut-off Date LTV Ratio*          71.6%
             -----------------------------------------------
                 Balloon or ARD Loans             81.1%
             ===============================================
             *Excluding CTL loans

                             PROPERTY TYPES
             ===============================================
                     Property           % of Initial Pool
                      Types                  Balance
             -----------------------------------------------
                   Multifamily                31.1%
             -----------------------------------------------
                      Retail                  27.2%
             -----------------------------------------------
                      Office                  20.4%
             -----------------------------------------------
                       CTL                    7.3%
             -----------------------------------------------
                      Hotel                   6.7%
             -----------------------------------------------
               Industrial/Warehouse           3.8%
             -----------------------------------------------
                   Health Care                1.9%
             -----------------------------------------------
                   Self Storage               0.7%
             -----------------------------------------------
                 Mobile Home Park             0.4%
             -----------------------------------------------
                    Mixed Use                 0.6%
             ===============================================

                                                    DEAL SUMMARY BY PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------
                                 Aggregate                 Average      Gross     Rem.    WA                 WA
                        # of   Cut-off Date    % of     Cut-off Date     WAC      WAM     LTV       WA      Occup.      CA   Balloon
     Property Type     Loans    Balance ($)    Pool      Balance ($)     (%)     (mos)   Ratio    DSCR(x)   Rate(%)      %      %
------------------------------------------------------------------------------------------------------------------------------------
Multifamily              228   1,078,854,081   31.1       4,731,816      7.24     153     76.7       1.32      95.3     5.9     27.1
------------------------------------------------------------------------------------------------------------------------------------
   Conventional          218   1,046,526,887   30.1       4,800,582      7.23     147     76.5       1.33      95.2     5.9     26.9
------------------------------------------------------------------------------------------------------------------------------------
   Sec. 42                10      32,327,194    0.9       3,232,719      7.78     337     81.6       1.25      96.3     N/A      0.1
------------------------------------------------------------------------------------------------------------------------------------
Retail                   172     945,473,518   27.2       5,496,939      7.20     136     70.7       1.46      93.6     3.0     25.2
------------------------------------------------------------------------------------------------------------------------------------
   Anchored              104     701,075,815   20.2       6,741,114      7.16     138     70.0       1.50      92.8     1.7     18.4
------------------------------------------------------------------------------------------------------------------------------------
   Unanchored             68     244,397,703    7.0       3,594,084      7.33     130     72.6       1.36      95.7     1.3      6.8
------------------------------------------------------------------------------------------------------------------------------------
Office                    74     709,292,994   20.4       9,585,040      7.08     150     69.6       1.39      98.2     1.0     15.2
------------------------------------------------------------------------------------------------------------------------------------
CTL                       77     252,661,659    7.3       3,281,320      7.45     240      N/A        N/A     100.0     N/A      2.7
------------------------------------------------------------------------------------------------------------------------------------
Hotel                     45     231,622,284    6.7       5,147,162      7.61     136     65.3       1.52       N/A     0.4      5.7
------------------------------------------------------------------------------------------------------------------------------------
   Full Service            7      74,057,972    2.1      10,579,710      7.52      97     60.1       1.48       N/A     0.4      2.1
------------------------------------------------------------------------------------------------------------------------------------
   Limited Service        38     157,564,312    4.5       4,146,429      7.65     155     67.8       1.54       N/A     0.1      3.6
------------------------------------------------------------------------------------------------------------------------------------
Industrial/W'hse          44     130,726,130    3.8       2,971,048      7.36     133     67.1       1.40      98.2     1.0      2.6
------------------------------------------------------------------------------------------------------------------------------------
Health Care               12      65,451,082    1.9       5,454,257      7.80     170     56.7       1.86      93.5     0.1      1.1
------------------------------------------------------------------------------------------------------------------------------------
   Assisted Living         2       4,480,828    0.1       2,240,414      7.98     116     57.6       1.39      93.2     0.1      0.1
------------------------------------------------------------------------------------------------------------------------------------
   Congregate Care         1       7,589,517    0.2       7,589,517      7.20     118     69.0       1.64      87.0     N/A      0.2
------------------------------------------------------------------------------------------------------------------------------------
   Skilled Nursing         9      53,380,737    1.5       5,931,193      7.87     182     54.8       1.93      94.4     N/A      0.7
------------------------------------------------------------------------------------------------------------------------------------
Self Storage              11      24,022,863    0.7       2,183,897      7.53     157     67.9       1.45      91.1     0.2      0.7
------------------------------------------------------------------------------------------------------------------------------------
Mixed Use                  8      22,086,672    0.6       2,760,834      7.63     143     67.8       1.41      94.1     0.1      0.6
------------------------------------------------------------------------------------------------------------------------------------
Mobile Home Park           5      13,548,740    0.4       2,709,748      7.11     125     65.5       1.55      97.2     N/A      0.3
====================================================================================================================================
Total/Avg/Min/Max        676   3,473,740,022    100       5,138,669      7.26     152  71.6(2)    1.41(2)  95.6 (1)    11.8     81.1
Wtd.Avg:
------------------------------------------------------------------------------------------------------------------------------------

(1)   Excluding Hotels.

(2) Excludes credit tenant lease properties but includes Section 42 multifamily properties.


                                                                      Page 16/19
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH THE FINAL PROSPECTUS SUPPLEMENT AND THE
RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAID
AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

FULBBA 98-C2 Collateral Overview (as of the cut-off date - May 1, 1998):

                                             DEAL SUMMARY BY PROPERTY TYPE (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                                     Aggregate        % of     Average      Minimum       Maximum
                                    Cut-off Date    Initial  Cut-off Date   Cut-off    Cut-off Date   Gross    Min    Max     Min
        Property           # of       Balance         Pool     Balance        Date        Balance      WAC     WAC    WAC     WAM
          Type             Loans        ($)           (%)        ($)       Balance ($)      ($)        (%)     (%)    (%)
---------------------------------------------------------------------------------------------------------------------------------
Multifamily                  228    1,078,854,081     31.1    4,731,816      408,723    63,766,163    7.24    6.76   9.11      51
---------------------------------------------------------------------------------------------------------------------------------
   Conventional              218    1,046,526,887     30.1    4,800,582      408,723    63,766,163    7.23    6.76   8.25      51
---------------------------------------------------------------------------------------------------------------------------------
   Sec. 42                    10       32,327,194      0.9    3,232,719      489,485     9,932,082    7.78    6.96   9.11     296
---------------------------------------------------------------------------------------------------------------------------------
Retail                       172      945,473,518     27.2    5,496,939      448,385    85,527,649    7.20    6.71   9.01      57
---------------------------------------------------------------------------------------------------------------------------------
   Anchored                  104      701,075,815     20.2    6,741,114      448,385    85,527,649    7.16    6.71   8.61      70
---------------------------------------------------------------------------------------------------------------------------------
   Unanchored                 68      244,397,703      7.0    3,594,084      758,403    25,328,345    7.33    6.79   9.01      57
---------------------------------------------------------------------------------------------------------------------------------
Office                        74      709,292,994     20.4    9,585,040      767,358   178,378,814    7.08    6.75   8.00      81
---------------------------------------------------------------------------------------------------------------------------------
CTL                           77      252,661,659      7.3    3,281,320      494,859    15,391,931    7.45    6.79   9.20     115
---------------------------------------------------------------------------------------------------------------------------------
Hotel                         45      231,622,284      6.7    5,147,162    1,790,698    23,892,525    7.61    7.06   8.88      56
---------------------------------------------------------------------------------------------------------------------------------
   Limited Service            38      157,564,312      4.5    4,146,429    1,790,698    23,892,525    7.65    7.06   8.88     114
---------------------------------------------------------------------------------------------------------------------------------
   Full Service                7       74,057,972      2.1   10,579,710    5,394,206    21,840,552    7.52    7.23   7.90      56
---------------------------------------------------------------------------------------------------------------------------------
Industrial/W'hse              44      130,726,130      3.8    2,971,048      747,776    12,218,750    7.36    7.00   7.71      80
---------------------------------------------------------------------------------------------------------------------------------
Health Care                   12       65,451,082      1.9    5,454,257    1,941,881    13,404,516    7.80    7.20   8.13     115
---------------------------------------------------------------------------------------------------------------------------------
   Skilled Nursing             9       53,380,737      1.5    5,931,193    2,464,054    13,404,516    7.87    7.75   8.00     115
---------------------------------------------------------------------------------------------------------------------------------
   Congregate Care             1        7,589,517      0.2    7,589,517    7,589,517     7,589,517    7.20    7.20   7.20     118
---------------------------------------------------------------------------------------------------------------------------------
   Assisted Living             2        4,480,828      0.1    2,240,414    1,941,881     2,538,946    7.98    7.88   8.13     116
---------------------------------------------------------------------------------------------------------------------------------
Self Storage                  11       24,022,863      0.7    2,183,897      992,950     3,295,516    7.53    7.13   8.00     113
---------------------------------------------------------------------------------------------------------------------------------
Mixed Use                      8       22,086,672      0.6    2,760,834      958,970     4,850,614    7.63    7.23   8.13      81
---------------------------------------------------------------------------------------------------------------------------------
Mobile Home Park               5       13,548,740      0.4    2,709,748    1,346,821     4,600,000    7.11    6.80   7.32     116
=================================================================================================================================
Total/Avg/Min/Max/           676    3,473,740,022    100.0    5,138,669      408,723   178,378,814    7.26    6.71   9.20      51
Wtd.Avg.:
---------------------------------------------------------------------------------------------------------------------------------

                           DEAL SUMMARY BY PROPERTY TYPE (CONTINUED)
----------------------------------------------------------------------------------------------
                                                                   WA        Min       Max
                             Max      WA        Min       Max      LTV       LTV       LTV
        Property             WAM     DSCR      DSCR      DSCR     Ratio     Ratio     Ratio
          Type                        (x)       (x)       (x)      (%)       (%)       (%)
----------------------------------------------------------------------------------------------
Multifamily                  360     1.32      1.18      2.55      76.7      29.8      85.0
----------------------------------------------------------------------------------------------
   Conventional              360     1.33      1.19      2.05      76.5      29.8      81.5
----------------------------------------------------------------------------------------------
   Sec. 42                   360     1.25      1.18      2.55      81.6      30.1      85.0
----------------------------------------------------------------------------------------------
Retail                       298     1.46      1.11(2)   2.00      70.7      30.9      83.1
----------------------------------------------------------------------------------------------
   Anchored                  298     1.50      1.19      2.00      70.0      30.9      83.1
----------------------------------------------------------------------------------------------
   Unanchored                238     1.36      1.11(2)   1.79      72.6      53.5      79.9
----------------------------------------------------------------------------------------------
Office                       239     1.39      1.06(3)   1.74      69.6      50.0      79.9
----------------------------------------------------------------------------------------------
CTL                          297      N/A       N/A       N/A       N/A       N/A       N/A
----------------------------------------------------------------------------------------------
Hotel                        239     1.52      1.38      3.53      65.3      39.8      75.9
----------------------------------------------------------------------------------------------
   Limited Service           239     1.54      1.38      3.53      67.8      39.8      75.9
----------------------------------------------------------------------------------------------
   Full Service              119     1.48      1.40      1.64      60.1      47.1      74.4
----------------------------------------------------------------------------------------------
Industrial/W'hse             240     1.40      1.23      2.23      67.1      38.7      77.7
----------------------------------------------------------------------------------------------
Health Care                  237     1.86      1.37      2.33      56.7      20.8      78.7
----------------------------------------------------------------------------------------------
   Skilled Nursing           237     1.93      1.37      2.33      54.8      20.8      78.7
----------------------------------------------------------------------------------------------
   Congregate Care           118     1.64      1.64      1.64      69.0      69.0      69.0
----------------------------------------------------------------------------------------------
   Assisted Living           116     1.39      1.37      1.42      57.6      35.3      74.7
----------------------------------------------------------------------------------------------
Self Storage                 238     1.45      1.30      1.82      67.9      59.5      74.3
----------------------------------------------------------------------------------------------
Mixed Use                    357     1.41      1.30      1.57      67.8      47.6      76.7
----------------------------------------------------------------------------------------------
Mobile Home Park             177     1.55      1.14(4)   2.06      65.5      46.8      78.6
----------------------------------------------------------------------------------------------
Total/Avg/Min/Max/           360     1.41(1)   1.06(1)   3.53(1)   71.6(1)   20.8(1)   85.0(1)
Wtd.Avg.:
----------------------------------------------------------------------------------------------

(1) Excludes Credit Tenant Lease Loan but includes Section 42 multifamily properties.
(2) $2.065mm 75% LTV retail loan, part of an $8.8mm crossed portfolio with 1.26x DSCR.
(3)   $1.292mm 15-year self-liquidating loan, at 69.99% LTV.
(4)   $1.495mm 15-year self-liquidating loan at 55.4% LTV.


                                                                      Page 17/19
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH THE FINAL PROSPECTUS SUPPLEMENT AND THE
RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAID
AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

FULBBA 98-C2 Collateral Overview (as of the cut-off date - May 1, 1998):

                         LOAN SIZE DISTRIBUTION
=======================================================================
                                          # of          % of Initial
        Balance Ranges ($)                Loans         Pool Balance
-----------------------------------------------------------------------
         613,738 -   2,000,000             204                8.3
-----------------------------------------------------------------------
       2,000,001 -   4,000,000             234               19.0
-----------------------------------------------------------------------
       4,000,001 -   6,000,000              90               12.7
-----------------------------------------------------------------------
       6,000,001 -   8,000,000              64               12.6
-----------------------------------------------------------------------
       8,000,001 -  10,000,000              24                6.3
-----------------------------------------------------------------------
      10,000,001 -  12,000,000              14                4.5
-----------------------------------------------------------------------
      12,000,001 -  14,000,000              17                6.3
-----------------------------------------------------------------------
      14,000,001 -  16,000,000               7                3.0
-----------------------------------------------------------------------
      16,000,001 -  18,000,000               6                3.0
-----------------------------------------------------------------------
      18,000,001 -  20,000,000               1                0.6
-----------------------------------------------------------------------
      20,000,001 -  22,000,000               4                2.4
-----------------------------------------------------------------------
      22,000,001 -  24,000,000               3                2.0
-----------------------------------------------------------------------
      62,000,001 -  64,000,000               2                3.7
-----------------------------------------------------------------------
      76,000,001 -  78,000,000               1                2.2
-----------------------------------------------------------------------
      84,000,001 -  86,000,000               1                2.5
-----------------------------------------------------------------------
     152,000,001 - 154,000,000               1                4.4
-----------------------------------------------------------------------
     178,000,001 - 180,000,000               1                5.1
=======================================================================
         Minimum Balance:               $408,723
         Maximum Balance:             $178,378,814
         Average Balance:              $5,138,669

                          GROSS RATE DISTRIBUTION
             ================================================
                    Gross Rate             % of Initial
                       (%)                 Pool Balance
             ------------------------------------------------
                  6.500 - 6.749%                0.1
             ------------------------------------------------
                  6.750 - 6.999%               20.5
             ------------------------------------------------
                  7.000 - 7.249%               34.1
             ------------------------------------------------
                  7.250 - 7.499%               24.9
             ------------------------------------------------
                  7.500 - 7.749%               11.1
             ------------------------------------------------
                  7.750 - 7.999%                5.3
             ------------------------------------------------
                  8.000 - 8.249%                2.3
             ------------------------------------------------
                  8.250 - 8.499%                0.4
             ------------------------------------------------
                  8.500 - 8.749%                0.4
             ------------------------------------------------
                  8.750 - 8.999%                0.1
             ------------------------------------------------
                  9.000 - 9.249%                0.8
             ================================================

                  Minimum Rate:               6.710%
                  Maximum Rate:               9.200%
                       WAC:                   7.257%

                       REMAINING TERMS TO MATURITY*
            =================================================
                                              % of Initial
                          Months              Pool Balance
            -------------------------------------------------
                          49 -  60                1.0
            -------------------------------------------------
                          61 -  84                3.8
            -------------------------------------------------
                          97 - 120               53.9
            -------------------------------------------------
                         121 - 144                3.5
            -------------------------------------------------
                         145 - 156                5.1
            -------------------------------------------------
                         157 - 180               11.1
            -------------------------------------------------
                         181 - 204                5.4
            -------------------------------------------------
                         205 - 228                0.6
            -------------------------------------------------
                         229 - 240                8.8
            -------------------------------------------------
                         241 - 264                1.0
            -------------------------------------------------
                         277 - 300                2.5
            -------------------------------------------------
                         349 - 360                3.4
            =================================================
                     Minimum Remaining
                     Term to Maturity*:         51 months
                     Maximum Remaining
                     Term to Maturity*:        360 months
                     Weighted Average
               Remaining Term to Maturity*:    152 months


                        REMAINING AMORTIZATION TERM
            ================================================
                                        % of Initial
                      Months            Pool Balance
            ------------------------------------------------
                    115 - 144                0.2
            ------------------------------------------------
                    157 - 180                1.2
            ------------------------------------------------
                    181 - 204                5.5
            ------------------------------------------------
                    205 - 228                0.6
            ------------------------------------------------
                    229 - 252               12.4
            ------------------------------------------------
                    253 - 276                0.9
            ------------------------------------------------
                    277 - 300               15.0
            ------------------------------------------------
                    301 - 324                3.0
            ------------------------------------------------
                    325 - 360               61.2
            ================================================

              Minimum Remaining
              Amortization Term:           115 months
              Maximum Remaining
              Amortization Term:           360 months
               Weighted Average
              Amortization Term:           318 months

         *Assumes ARD Loans payoff on their Anticipated Repayment Date.


                                                                      Page 18/19
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH THE FINAL PROSPECTUS SUPPLEMENT AND THE
RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAID
AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

FULBBA 98-C2 Collateral Overview (as of the cut-off date - May 1, 1998):

                          DEBT SERVICE COVERAGE RATIOS*
                ================================================
                                               % of Initial
                      DSCR Ranges (x)          Pool Balance
                ------------------------------------------------
                        1.06 - 1.14                 0.2
                ------------------------------------------------
                        1.15 - 1.19                 0.4
                ------------------------------------------------
                        1.20 - 1.24                 6.6
                ------------------------------------------------
                        1.25 - 1.29                20.6
                ------------------------------------------------
                        1.30 - 1.34                23.1
                ------------------------------------------------
                        1.35 - 1.39                 8.1
                ------------------------------------------------
                        1.40 - 1.44                14.1
                ------------------------------------------------
                        1.45 - 1.49                 4.3
                ------------------------------------------------
                        1.50 - 1.54                10.1
                ------------------------------------------------
                        1.55 - 1.64                 3.1
                ------------------------------------------------
                        1.65 - 1.84                 2.3
                ------------------------------------------------
                        1.85 - 1.99                 2.9
                ------------------------------------------------
                        2.00 - 2.30                 3.7
                ------------------------------------------------
                           2.30+                    0.4
                ================================================

                       Minimum DSCR*:               1.06x
                       Maximum DSCR*:               3.53x
                  Weighted Average DSCR*:           1.41x

                            LOAN TO VALUE % (LTV)*
            ====================================================
                                               % of Initial
                      LTV Ranges               Pool Balance
            ----------------------------------------------------
                    20.01 - 30.00                   0.3
            ----------------------------------------------------
                    30.01 - 35.00                   0.1
            ----------------------------------------------------
                    35.01 - 40.00                   0.3
            ----------------------------------------------------
                    40.01 - 50.00                   1.2
            ----------------------------------------------------
                    50.01 - 55.00                   0.6
            ----------------------------------------------------
                    55.01 - 60.00                   6.2
            ----------------------------------------------------
                    60.01 - 65.00                  14.8
            ----------------------------------------------------
                    65.01 - 70.00                   8.4
            ----------------------------------------------------
                    70.01 - 75.00                  31.5
            ----------------------------------------------------
                    75.01 - 80.00                  34.6
            ----------------------------------------------------
                    80.01 - 85.00                   2.1
            ====================================================

                    Minimum LTV*:                  20.8%
                    Maximum LTV*:                  85.0%
                Weighted Average LTV*:             71.6%

                              *EXCLUDES CTL LOANS.

                            STATE DISTRIBUTION
              ==============================================
                                          % of Initial
                      State               Pool Balance
              ----------------------------------------------
                   California                 11.8
              ----------------------------------------------
                      Texas                   10.3
              ----------------------------------------------
                    New York                  9.1
              ----------------------------------------------
                    Illinois                  7.8
              ----------------------------------------------
                     Florida                  7.1
              ----------------------------------------------
                     Georgia                  6.2
              ----------------------------------------------
                    Maryland                  5.9
              ----------------------------------------------
                   New Jersey                 4.7
              ----------------------------------------------
                    Virginia                  3.9
              ----------------------------------------------
                 North Carolina               3.7
              ----------------------------------------------
                    Arizona                   2.7
              ----------------------------------------------
                  Pennsylvania                2.5
              ----------------------------------------------
                     Nevada                   2.3
              ----------------------------------------------
                      Ohio                    2.1
              ----------------------------------------------
                    Tennessee                 1.9
              ----------------------------------------------
                    Kentucky                  1.8
              ----------------------------------------------
                    Michigan                  1.6
              ----------------------------------------------
                   Connecticut                1.4
              ----------------------------------------------
                    Louisiana                 1.4
              ----------------------------------------------
                     Indiana                  1.3
              ----------------------------------------------
                    Missouri                  1.2
              ----------------------------------------------
                      Other                   9.2
              ==============================================
               No other state greater than 1.1%.


                   =============================================
                        Loan Type              % of Pool
                   ---------------------------------------------
                         Balloon                  56.7
                   ---------------------------------------------
                     Fully Amortizing             18.9
                   ---------------------------------------------
                         ARD Loan                 24.5
                   =============================================

                                                                      Page 19/19
================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH THE FINAL PROSPECTUS SUPPLEMENT AND THE
RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAID
AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).